Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	Ticker NUSA Listing Exchange: NYSE Arca, Inc.	30 November 2022

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 30, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Summary Prospectus

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Investment Objective

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$64
5 Years	$113
10 Years	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the investment results of its Index. The Index is designed to broadly capture the 1-5 year U.S. investment grade fixed income market, as represented by a modified version of the ICE BoA 1-5 Year U.S. Broad Market Index (the “Base Index”). Unlike the Base Index, the Index does not weight component securities by market capitalization. Instead, the Index first assigns component securities from the Base Index into a variety of categories based upon asset class, sector, credit quality and maturity. The Index then employs a rules-based methodology to allocate higher weights to categories with the potential for higher yields than the Base Index while seeking to maintain risk and credit quality at levels similar to those of the Base Index by limiting the amount of deviation between the two indices with respect to sector and category weights, tracking error, duration and turnover. After the Index assigns a weight to each category (negative weights for a category are not permitted), individual component securities within each category are weighted based on their relative market capitalizations. The Base Index and Index are both rebalanced and reconstituted on a monthly basis. As of September 30, 2022, the Index was comprised of 5,950 securities.

The Index draws from the universe defined by the Base Index, which consists of U.S. dollar-denominated, investment grade taxable debt securities with a remaining term to final maturity, or an average life, of less than five years. Qualifying securities must also have at least one year until final maturity, at least 18 months to final maturity at point of issuance and a fixed coupon schedule. The Index is principally comprised of U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities, and U.S. dollar denominated debt securities issued by corporations that are publicly offered for sale in the United States.

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The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Fund rebalances its holdings monthly in response to the monthly Index rebalances. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund may use an investment strategy called “dollar rolls” (also referred to as “mortgage rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Bond Market Liquidity Risk— Primary dealer inventories of bonds are a core indication of dealers’ capacity to “make a market” in fixed income securities. A reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which a Fund invests, particularly during periods of economic or market stress. Decreased liquidity may also lead to higher volatility in the market price of the Fund’s shares and wider bid-ask spreads. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), and although the Fund intends to redeem its shares primarily in-kind, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Fund, the Fund may have to reinvest in securities with lower yields or higher risk of defaults, which may adversely impact the Fund’s performance.

Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash.  In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind.

Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.

Credit Risk— Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other

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cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not, or may be unable to, perform in accordance with the terms of the instrument.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.

Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages

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or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.

Prepayment Risk—Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

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Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 3.60% and -0.71%, respectively, for the quarters ended June 30, 2020 and December 31, 2021.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and the Index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

		Average Annual Total Returns for the Periods Ended December 31, 2021
	Inception Date	1 Year	Since Inception
NUSA (return before taxes)	3/31/17	(0.83)%	2.49%
NUSA (return after taxes on distributions)		(1.69)%	1.37%
NUSA (return after taxes on distributions and sale of Fund shares)		(0.49)%	1.42%
ICE BofA 1-5 Year U.S. Broad Market Index (reflects no deduction for taxes or sales loads)		(1.04)%	2.21%
ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index (reflects no deduction for fees, expenses or taxes)		(0.51)%	2.77%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Teachers Advisors, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Lijun (Kevin) Chen, CFA	Managing Director, Head of Quantitative Fixed Income, Portfolio Manager	March 2017
Rui (Vivian) Liu, CFA	Director, Quantitative Fixed Income, Portfolio Manager	November 2021
James Tsang, CFA	Senior Director, Quantitative Fixed Income, Portfolio Manager	November 2021

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Purchase and Sale of Fund Shares

The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NPM-NUSA-1122P

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